UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2013

Smokin Concepts Development Corporation
 (Name of registrant as specified in its charter)

Colorado	000-53853	80-0182193
State of Incorporation	Commission File Number	IRS Employer Identification No.

2 N. Cascade Ave, Suite 1400
Colorado Springs, CO 80903
 (Address of principal executive offices)

719-265-5821
Telephone number, including Area code

Southern Hospitality Development Corporation
 (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Articles of Incorporation

At the annual meeting of the Company’s shareholders held on April 30, 2013, (the “Annual Meeting”) the shareholders approved three amendments to the Company’s Articles of Incorporation.  On May 1, 2013, the Company filed each of the amendments to its Articles of Incorporation with the Colorado Secretary of State, and each amendment was effective May 3, 2013.  The three amendments accomplished the following:

1.           Amendment No. 1 – Changed the name of the Company to “Smokin Concepts Development Corporation”.

2.           Amendment No. 2– Amended Section 8 of Article V of the Company’s Articles of Incorporation to provide that a majority of the votes cast in the presence of a quorum is sufficient to approve any matter submitted for shareholder approval.  Previously the Company’s Articles of Incorporation provided that a majority of the issued and outstanding shares was sufficient to approve matters submitted for shareholder approval.

3.           Amendment No. 3 – Added new Article VI of the Company’s Articles of Incorporation to provide the specific purposes of the Company as follows:

(a) To develop, own and operate, as a franchisee, Southern Hospitality restaurants pursuant to franchise agreements entered into with the franchisor of such concept; and

(b) To provide restaurant management services to other businesses.

For the purposes of the Corporation’s directors’ duties of loyalty, the investment and involvement by any directors and officers in any other business shall be considered outside the scope of the purposes of the Corporation, and not a corporate opportunity.  Thus, directors and officers of the Corporation will not be deemed to have usurped a corporate opportunity by personally investing or being involved in other businesses, even if involved in the restaurant industry, so long as such activities are outside the scope of the Franchise Documents.  Similarly, the provision of management services to a restaurant by any officer or director shall not be deemed to be a usurpation of a corporate opportunity so long as the officer or director has a personal investment in such restaurant.

Previously the Company’s Articles of Incorporation did not provide for a specific purpose.

Bylaws

Following the approval of the amendments to the Company Articles at the Annual Meeting by the shareholders, the Board of Directors, on May 1, 2013, approved the following amendments to the Company’s Bylaws:

1.       Amendment No. 1 – Amended the first sentence of Article III, Section 6 to provide that a quorum is determined by the presence of holders of record of one-third of the shares issued and outstanding.  The Company’s Articles of Incorporation currently provide for this quorum measure and this amendment conforms the Bylaws to the Articles of Incorporation.

2.      Amendment No. 2 – Amended the last sentence of Article III, Section 7 to conform to Amendment No. 2 to the Articles of Incorporation set forth above to provide that a majority of the votes cast in the presence of a quorum is sufficient to approve any matter submitted for shareholder approval.

3.     Amendment No. 3 – Amended Article IV, Section 5 in its entirety to provide that directors may be removed at a meeting called for that specific purpose by a majority of the votes cast by shareholders in the presence of a quorum.

Item 5.07 – Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of shareholders, eight proposals were submitted to the shareholders for approval as set forth in the Company’s definitive proxy statement dated March 29, 2013.   Each of the proposals are described in detail in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on March 25, 2013.

As of the record date, March 28, 2013, there were 7,917,958 shares of common stock outstanding and entitled to vote.  In total the holders of record of shares 5,549,273 shares of common stock were present in person or represented by proxy at the Annual Meeting, which represented approximately 70% of the votes attributable to shares of voting stock outstanding and entitled to vote at the meeting.

At the Annual Meeting, the shareholders approved each of the eight proposal.  The votes on the proposals were cast as follows:

Proposal No.1 – Election of Directors.  The shareholders elected J.W. Roth, Gary Tedder and Steve Cominsky to serve on the Company’s Board of Directors.  The votes were cast as follows:

Name	For	Withheld
J.W. Roth	5,522,508	26,765
Gary Tedder	5,522,508	26,765
Steve Cominsky	5,522,508	26,765

Proposal No. 2–  Approval of the Company’s 2012 Stock Option Plan. The votes on this proposal were cast as follows:

For	Against	Abstain
5,175,894	12,900	360,479

Proposal No. 3 – Approval of an amendment to the Company’s Articles of Incorporation to change the name of the Company to “Smokin Concepts Development Corporation.”  The votes on this proposal were cast as follows:

For	Against	Abstain
4,770,515	417,205	361,553

Proposal No. 4 – Approval of an amendment to Section 8 of Article V of the Company’s Articles of Incorporation regarding the vote required for shareholders to approve actions presented for shareholder approval. The votes on this proposal were cast as follows:

For	Against	Abstain
5,015,643	85,034	448,596

Proposal No. 5 – Approval of an amendment to add Article VI to the Company’s Articles of Incorporation to establish a new article setting forth the Company’s corporate purposes.  The votes on this proposal were cast as follows:

For	Against	Abstain
5,059,095	31,782	458,396

Proposal No. 6 – Ratification and approval of GHP Horwath, P.C. as the Company’s independent registered public accounting firm. The votes on this proposal were cast as follows:

For	Against	Abstain
5,177,814	0	371,459

Proposal No. 7 – Advisory vote by the shareholders on the compensation of the Company’s named executive officers. The votes on this proposal were cast as follows:

For	Against	Abstain
5,149,914	12,900	386,459

Proposal No. 8 – Shareholder recommendation on the frequency of shareholder vote on executive compensation. The votes on this proposal were cast as follows:

One Year	Two Years	Three Years	Abstain
1,726,267	78,007	3,157,362	587,637

Based on the recommendation of the shareholders, on May 1, 2013, the Board of Directors approved “three years” as the frequency of shareholder vote on executive compensation.  The next shareholder vote on executive compensation will take place at the annual meeting to be held in 2016.

Item 9.01.    Financial Statements and Exhibits

3.1	Amended and Restated Articles of Incorporation. Filed herewith.
3.2	Bylaws, as amended. Filed herewith.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 3rd day of May 2013.
Smokin Concepts Development Corporation

By:	/s/ J.W. Roth
J.W. Roth, Chairman